Notes Payable	3 Months Ended
Mar. 31, 2026
HZO, Inc. and Subsidiaries
Debt
Notes Payable
9.	Notes Payable

Notes payable consisted of the following:

	As of	As of
	March 31,	December 31,
	2026	2025
Unsecured term loan	$2,000,000	$—
Equipment financing	43,860	49,217
Total notes payable	2,043,860	49,217
Less current portion	(22,254)	(21,923)
Net long-term portion of notes payable	$2,021,606	$27,294

Unsecured term loan: Note payable to an unrelated third party with an interest rate of 6%. Interest payments are payable monthly and the principal is due at the maturity date of March 12, 2028.

Equipment financing: Consists of borrowings to purchase equipment with interest rates ranging from 4.5% to 6.4%. The corresponding equipment is capitalized in Property and equipment, net on our Consolidated Balance Sheets. Principal and interest payments are payable monthly through maturity dates ranging from January to February 2028.